UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) : June 8, 2023

FOUR CORNERS PROPERTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-37538	47-4456296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 Redwood Highway, Suite 3215, Mill Valley, California 94941
(Address of principal executive offices, including zip code)
(415) 965-8030
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.0001 par value per share	FCPT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2023, Four Corners Property Trust, Inc. (“the Company”) held its annual meeting of stockholders. At the annual meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2023 (the“Proxy Statement”). The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal One: Election of Directors

The Company’s stockholders elected the persons listed below as directors for a one-year term expiring in 2024 and until their respective successors are elected and qualified.

Director	Vote Result	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
William H. Lenehan	Re-elected	77,040,463	282,115	40,716	3,738,751
John S. Moody	Re-elected	74,840,601	2,485,007	37,686	3,738,751
Douglas B. Hansen	Re-elected	76,126,099	1,199,921	37,274	3,738,751
Charles L. Jemley	Re-elected	76,901,151	424,084	38,059	3,738,751
Barbara Jesuele	Re-elected	77,231,974	95,231	36,089	3,738,751
Marran H. Ogilvie	Re-elected	75,575,386	1,748,452	39,456	3,738,751
Toni Steele	Re-elected	76,745,823	578,644	38,827	3,738,751
Liz Tennican	Re-elected	76,872,857	454,098	36,339	3,738,751

Proposal Two: Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Vote Result	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Approved	80,697,622	357,369	47,054	N/A

Proposal Three: Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Vote Result	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Approved	73,122,870	4,142,406	98,018	3,738,751

Proposal Four: Selection, on a Non-Binding Advisory Basis, of the Frequency with which the Company will Conduct the Non-Binding Advisory Vote on Executive Compensation

The Company’s stockholders voted, in a non-binding advisory vote, whether to hold the advisory vote on executive compensation every one, two or three years as set forth below.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
75,343,421	67,821	1,890,801	61,251	3,738,751

In light of this vote, the Company intends to include the advisory stockholder vote on executive compensation every year until the next required vote on the frequency of stockholder votes on executive compensation. The Company is required to hold a vote on frequency every six years.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR CORNERS PROPERTY TRUST, INC.

By:	/s/ JAMES L. BRAT
James L. Brat Chief Operations Officer, General Counsel and Secretary
Date: June 12, 2023